                                 EXHIBIT 99.3

Banners for Finger Lakes Bancorp: 8 count (for 7 branches plus the Community Meeting) Specifications: Approximately 2' by 8', with three rings for hanging, need PMS color for text and for wave logo



                    --------------------------------------

                              "Share in Our Future"

                    --------------------------------------

Stickers for Finger Lakes Bancorp: 1,000 count (for 7 branches plus the Community Meeting) Specifications: Approx. 3" in diameter; Need PMS color for text and for wave logo




                                      Ask
                                  How to. . .

                             "Share in Our Future"
                                      Me!

                        Finger Lakes Bancorp, Inc. LOGO
                              470 Exchange Street
                            Geneva, New York 14456
                                (315) xxx-xxxx

--------------------------------------------------------------------------------
Stock Order Form Instructions
--------------------------------------------------------------------------------

Item 1 - Fill in the number of shares of Finger Lakes Financial Corp. currently owned.

Item 2 - Fill in the number of shares that you wish to purchase. The minimum purchase is 25 shares. No individual or entity and their associates may place an order for more than 5% of the total shares offered, or 107,780 shares calculated at the maximum of the offering range. The maximum number of shares purchased by a Finger Lakes Financial stockholder, when combined with exchange shares received for Finger Lakes Financial common stock, may not exceed 5% of the shares outstanding at the completion of the conversion, or 107,779 shares at the maximum of the offering range. This limitation also applies to associates and groups of persons acting in concert.

Item 3 - Calculate the total amount due by multiplying the number of shares you indicated in Item 2 by $7.00.

Item 4 - If you will be paying for your shares by check, bank draft, or money order, place a check in the box for Item 4 and write the amount in the blank space provided in Item 4. Enclose your check, bank draft, or money order with your order form. Checks should be made payable to Finger Lakes Bancorp, Inc.

You may pay with cash by bringing your completed order form into a branch of the bank and changing your cash for a bank draft from Savings Bank of the Finger Lakes. Do NOT send in cash through the mail.

Item 5 - To pay by withdrawal from a savings account or certificate of Finger Lakes Bancorp, Inc., write the account number(s) and the amount(s) you wish to withdraw from each account. If more than one signature is required to withdraw, each person must sign in the signature box in Item 11. To withdraw from an account with checking privileges, please write a check. No early withdrawal penalty will be charged on funds used to purchase our stock. A hold will be placed on the account(s) for the amount(s) you indicate, and the actual withdrawal will occur upon closing of the offering. You will continue to receive interest at the specified rate on your account until the funds are withdrawn. If a partial withdrawal reduces the balance of a certificate of deposit account to less than the applicable minimum, the remaining balance will thereafter earn interest at the passbook rate.

Item 6 - Check the box provided if you were a depositor with at least $50.00 on deposit on one of these three dates: December 31, 1998, June 30, 2000, and September 15, 2000. To ensure proper identification of your purchasing rights, list all the names and account number(s) of those accounts you had on these dates. If you need additional space, you may continue in the spaces provided on the back of the order form.

Item 7 - Check the box provided if you are a director, officer or employee of Savings Bank of the Finger Lakes or a member of such person's immediate family.

Item 8 - Check the box provided if you were a shareholder of Finger Lakes Financial as of September 15, 2000.

Item 9 - Indicate the form of stock ownership by checking one of the boxes provided. Please refer to the reverse side of this form for detailed information of the various forms of stock ownership.

Item 10 - Complete the boxes provided by printing the name and address information of the person or entity that is purchasing the stock. Include first name, middle initial, and last name for person's name. Multiple names may be listed, but only one address is needed. Do not use any titles or superfluous words such as "Mrs.", "Mr.", "Dr.", "special account", etc.

If the information requested in Item 10 is exactly the same as the information imprinted at the top of the form, you may indicate this by writing "Same as Above" on the first line in Item 10.

Item 11 - Fill in the social security number, telephone numbers and county of residence for the first person or entity listed in Item 10.

Subscription rights are not transferable. If you are a qualified member, to protect your priority over other purchasers as described in the Prospectus, you must take ownership as your account relationship is established. If you, as a qualified member, include a non-qualified member or a member in a lower priority category on your stock order, your priority will be lowered or eliminated.

Items 12 and 13 - See instructions on the stock order form.

Item 14 - Sign and date the stock order form. All people listed in Item 10 MUST sign in the space provided in Item 14 as well as the Certification Form on the reverse side of the order form.

--------------------------------------------------------------------------------
Ownership Guide
--------------------------------------------------------------------------------

Individual

The stock is to be registered in an individual's name only. You may not list beneficiaries for this ownership.

Joint Tenants With Rights of Survivorship (WROS)

Joint tenants with rights of survivorship identifies two or more owners. When stock is held by joint tenants with rights of survivorship, ownership automatically passes to the surviving joint tenant(s) upon the death of any joint tenant. You may not list beneficiaries for this ownership.

Tenants in Common

Tenants in common may also identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common. You may not list beneficiaries for this ownership.

Uniform Gift to Minors/Uniform Transfer to Minors

For residents of many states, stock may be held in the name of a custodian for the benefit of a minor under the Uniform Transfer to Minors Act. For residents in other states, stock may be held in a similar type of ownership under the Uniform Gift to Minors Act of the individual states. For either ownership, the minor is the actual owner of the stock with the adult custodian being
responsible for the investment until the minor reaches legal age.   See your
legal advisor if you are unsure about the correct registration of your stock.

On the first "Name" line, print the first name, middle initial, and last name of the custodian, with the abbreviation "CUST" after the name. Print the first name, middle initial, and last name of the minor on the second "Name" line.
Only one custodian and one minor may be designated.

Corporation/Partnership

Corporations/Partnerships may purchase stock. Please provide the Corporation/Partnership's legal name and Tax I.D number. To have depositor rights, the Corporation/Partnership must have an account in the legal name. Please contact the Stock Center to verify depositor rights and purchase limitations.

Individual Retirement Account

Individual retirement account ("IRA") holders may make stock purchases using their deposits through a pre-arranged "trustee-to-trustee" transfer into a self-directed IRA at a brokerage firm. Please contact the Stock Center as soon as possible if you would like to purchase shares through an IRA. There will be no early withdrawal or IRS penalties incurred by properly executed transactions.

Fiduciary/Trust

Generally, fiduciary relationships (such as Trusts, Estates, Guardianships, etc.) are established under a form of trust agreement or are pursuant to a court order. Without a legal document establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity.

Instructions: On the first "Name" line, print the first name, middle initial, and last name of the fiduciary if the fiduciary is an individual. If the fiduciary is a corporation, list the corporate title on the first "Name" line. Following the name, print the fiduciary "title" such as trustee, executor, personal representative, etc.

One the second "Name" line, print either the name of the maker, donor or testator or the name of the beneficiary. Following the name, indicate the type of legal document establishing the fiduciary relationship (agreement, court order, etc.). In the blank after "Under Agreement Dated", fill in the date of the document governing the relationship. The date of the document need not be provided for a trust created by a will.

An example of fiduciary ownership of stock in the case of a trust is: John D. Smith, Trustee for Thomas A. Smith Under Agreement Dated 06/09/87.

================================================================================

                                  PROXY GRAM

 We recently forwarded to you information advising that Savings Bank of the Finger Lakes has received regulatory approval to convert to a stock holding company and to raise additional capital. In order for us to proceed with the conversion, we are required to obtain a majority vote from our depositors as of a specified voting record date. Because you had a deposit on September 15, 2000, we included one or more proxy cards in the packet we recently sent to you. However, we have not yet received any proxy cards back in the mail from you.

 Six years ago we asked our depositors to approve our first sale of stock, and they granted us their permission to do so. With the new capital then raised, we added banking offices in Ithaca, Canandaigua and Auburn and refurbished our two branches in Geneva. Additionally, we expanded our products, doubled our loan volume, extended our hours and installed automatic teller machines for customer convenience. We want to continue to improve our bank for you - our customer.

 This is why we need your "yes" vote. Your vote is important to us, and we, therefore, are requesting that you sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Failure to vote has the same effect as voting against the conversion. If you have any questions about the conversion, please call the stock center directly at (315) xxx-xxxx.

 Please note that the Board of Directors unanimously recommends that you vote "FOR" the conversion. Voting for the conversion does not obligate you to purchase stock. Additionally, approval of the conversion will not affect the terms or insurance of your accounts or loans at Savings Bank of the Finger Lakes.

 If you already returned your proxy cards, please accept our thanks and disregard this request. Thank you for your consideration of this matter, and please call our stock center at (315) xxx-xxxx or call me at (315) 789-3838 ext. 119 with any questions.

 Sincerely,


 G. Thomas Bowers
 Chairman, President and CEO

 The common stock is not a deposit or savings account and is not federally insured or guaranteed. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

================================================================================

Placards to Post in Branches - 8 count (approx. 3' by 4' - to place in an easel)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Finger Lakes Bancorp LOGO
                           -------------------------
--------------------------------------------------------------------------------
   Finger Lakes Bancorp, Inc., a newly formed Delaware corporation and the proposed holding company for Savings Bank of the Finger Lakes, is selling up to 2,122,545 shares of common stock.
--------------------------------------------------------------------------------

You are invited...

                  to a Community Investor Meeting & Reception
         to learn about the bank's conversion and related offering of common stock of Finger Lakes Bancorp.


       June 12, 2000                                           June 13, 2000
         7:00 p.m.                                               7:00 p.m.
Canandaigua Inn on the Lake                                     Ramada Inn
     770 S. Main Street                                  2310 N. Triphammer Road
   Canandaigua, New York                                     Ithaca, New York


       June 14, 2000                                            June 15, 2000
         7:00 p.m.                                                7:00 p.m.
        Ramada Inn                                               Holiday Inn
    41 Lakeshore Drive                                         75 North Street
     Geneva, New York                                          Auburn, New York

   Please join us as G. Thomas Bowers, Chairman, President and CEO and Terry
    Hammond, Executive Vice President, CFO and Secretary of Savings Bank of the Finger Lakes present information and answer your questions about the bank's business focus and proposed conversion.

Investment professionals from Friedman, Billings, Ramsey & Co., Inc. will also be presenting information regarding the bank's related offering of common stock.

                              Seating is Limited

            Please call the Stock Center to make your reservation.
                                (315) xxx-xxxx

This invitation is neither an offer to sell nor a solicitation of an offer to buy these securities. The offer is made only by the prospectus accompanied by a stock order form. The shares of Common Stock are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency.
--------------------------------------------------------------------------------

Newspaper announcement (all inclusive):
---------------------------------------

                                    [LOGO]

--------------------------------------------------------------------------------
   Finger Lakes Bancorp, Inc., a newly formed Delaware corporation and the proposed holding company for Savings Bank of the Finger Lakes, is selling up to 2,122,545 shares of common stock.
--------------------------------------------------------------------------------

You are invited...

                  to a Community Investor Meeting & Reception to learn about the bank's conversion and related offering of common stock of Finger Lakes Bancorp.

      June 12, 2000                                   June 13, 2000
         7:00 p.m.                                       7:00 p.m.
   Canandaigua Inn on the Lake                          Ramada Inn
    770 S. Main Street                            2310 N. Triphammer Road
   Canandaigua, New York                             Ithaca, New York

      June 14, 2000                                   June 15, 2000
        7:00 p.m.                                        7:00 p.m.
       Ramada Inn                                       Holiday Inn
     41 Lakeshore Drive                              75 North Street
      Geneva, New York                               Auburn, New York

   Please join us as G. Thomas Bowers, Chairman, President and CEO and Terry Hammond, Executive Vice President, CFO and Secretary of Savings Bank of the Finger Lakes present information and answer your questions about the bank's business focus and proposed conversion.

 Investment professionals from Friedman, Billings, Ramsey & Co., Inc. will also be presenting information regarding the bank's related offering of common stock.

                              Seating is Limited

            Please call the Stock Center to make your reservation.
                                (315) xxx-xxxx

This advertisement is neither an offer to sell nor a solicitation of an offer to buy these securities. The offer is made only by the prospectus accompanied by a stock order form. The shares of Common Stock are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency.

         [Member Letter - Savings Bank of the Finger Lakes letterhead]

                                                              September XX, 2000
Dear Depositor:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public.

  Now, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. If you currently own any shares, you will receive a letter of transmittal that will allow you to exchange your current shares for new shares while retaining the same percentage ownership in our company.

  We are forwarding on this packet of information to you for several reasons. First, we want our valued customers to better understand our corporate strategy, business plan and vision for the future. I encourage you to read the enclosed prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning our company, the conversion and the stock offering.

  Second, we would like you to vote "For" our proposed conversion and stock offering. Every depositor of the bank has the right to vote. Attached to the top of the blue and white order form is a proxy card. By filling out the proxy card, detaching it and returning it in the enclosed blue envelope, your vote will be cast at a Special Meeting of Members to be held on October X, 2000. The Board of Directors encourages you to vote "For" the conversion.

  Five years ago we asked our depositors to approve our first sale of stock, and they granted us their permission to do so. With the new capital then raised, we added banking offices in Ithaca, Canandaigua and Auburn and refurbished our two branches in Geneva. Additionally, we expanded our products, doubled our loan volume, extended our hours and installed automatic teller machines for customer convenience. We want to continue to improve our bank for you - our customer.

  Third, I invite you to consider investing in shares of our company. I want to emphasize, however, that shares of common stock are not insured or guaranteed by the bank, the government or any other agency. You are required to read the entire prospectus carefully before deciding whether or not to invest in our company. If you decide to purchase shares, please complete the enclosed blue and white stock order form and certification form and return it in the white return envelope with proper payment. We must receive all orders for stock by 12:00 noon on XXXday, October XX, 2000 at a branch of the bank or at the Stock Center located in the main office of the bank.

  In closing, I want to assure you that your deposits and loans with Saving Bank of the Finger Lakes will not change due to the conversion. There will be no change in the balance, interest rate or maturity of deposits or loans because of the conversion, and your deposits will continue to be insured by the Federal Deposit Insurance Corporation in the same capacity as before the conversion.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  Thank you for giving these matters your attention and timely consideration.

Sincerely,



G. Thomas Bowers
President and Chief Executive Officer

The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                               M

     ("Dark Blue Sky" Letter- Savings Bank of the Finger Lakes Letterhead)

                                                              September XX, 2000
Dear Depositor:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public. Currently, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. We are taking this step because we believe it will benefit existing shareholders by providing additional capital to allow the company to continue to grow and build the franchise. Additionally, the sale of more shares will increase the liquidity of the stock and the fully converted charter will provide greater flexibility for the company. If you currently own any shares, you will receive a letter of transmittal that will allow you to exchange your current shares for new shares while retaining the same percentage ownership in our company.

  We are forwarding on this packet of information to you for primarily two reasons. First, we want our valued customers to better understand our corporate strategy, business plan and vision for the future. I encourage you to read the enclosed Prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning our company, the conversion and the stock offering.

  Second, we would like you to vote "For" our proposed conversion and stock offering. Every depositor of the bank has the right to vote. Attached to the top of the blue and white order form is a proxy card. By filling out the proxy card, detaching it and returning it in the enclosed blue envelope, your vote will be cast at a Special Meeting of Members to be held on October X, 2000. The Board of Directors encourages you to vote "For" the conversion.

  Five years ago we asked our depositors to approve our first sale of stock, and they granted us their permission to do so. With the new capital then raised, we added banking offices in Ithaca, Canandaigua and Auburn and refurbished our two branches in Geneva. Additionally, we expanded our products, doubled our loan volume, extended our hours and installed automatic teller machines for customer convenience. We want to continue to improve our bank for you - our customer.

  Currently, we are conducting a stock offering to our depositors. However, the company is unable to offer or sell its common stock to you because the small number of eligible subscribers in your geographic location makes registration or qualification of the common stock under the securities laws of your jurisdiction impractical, for reasons of cost or otherwise. Accordingly, this letter should be considered neither an offer to sell nor a solicitation of an offer to buy the common stock of the company.

  In closing, I want to assure you that your deposits and loans with Saving Bank of the Finger Lakes will not change due to the conversion. There will be no change in the balance, interest rate or maturity of deposits or loans because of the conversion, and your deposits will continue to be insured by the Federal Deposit Insurance Corporation in the same capacity as before the conversion.

  If you have any questions about the conversion, please call our Stock Center representatives at (315) xxx-xxxx.

  Your vote is important to us, so I thank you in advance for returning the proxy card in the envelope provided.

Sincerely,



G. Thomas Bowers
President and Chief Executive Officer

The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                               B

     [Closed Account Letter - Savings Bank of the Finger Lakes Letterhead]

                                                              September XX, 2000

Dear Friend:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public. Currently, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. We are taking this step because we believe it will benefit existing shareholders by providing additional capital to allow the company to grow and build the franchise. Additionally, the sale of more shares will increase the liquidity of the stock, and the fully converted charter will provide greater flexibility for the company. If you currently own any shares, you will receive a letter of transmittal that will allow you to exchange your current shares for new shares while retaining the same percentage ownership in our company.

  We are forwarding on this packet of information to you primarily for two reasons. First, we want our present and past customers to better understand our corporate strategy, business plan and vision for the future. Because you had a deposit account at Savings Bank of the Finger Lakes within the past year and a half, we are required to provide you with this packet of information. I encourage you to read the enclosed Prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning the company, the conversion and the stock offering.

  Second, I invite you to consider investing in shares of our company. I want to emphasize, however, that shares of common stock are not insured or guaranteed by the bank, the government or any other agency. You are required to read the entire prospectus carefully before deciding whether or not to invest in our company. If you decide to purchase shares, please complete the enclosed blue and white stock order form and certification form and return it in the white return envelope with proper payment. We must receive all orders for stock by 12:00 noon on XXXday, October XX, 2000 at a branch of the bank or at the Stock Center located in the main office of the bank.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  Your vote is important to us, so I thank you in advance for returning the proxy card in the envelope provided.

Sincerely,



G. Thomas Bowers
President and Chief Executive Officer



The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                               F

     (Prospective Investor Letter - Finger Lakes Bancorp, Inc. Letterhead)

                                                              September XX, 2000

Dear Prospective Investor:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public. Currently, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. We are taking this step because we believe it will benefit existing shareholders by providing additional capital to allow the company to continue to grow and build the franchise. Additionally, the sale of more shares will increase the liquidity of the stock and the fully converted charter will provide greater flexibility for the company. If you currently own any shares, you will receive a letter of transmittal that will allow you to exchange your current shares for new shares while retaining the same percentage ownership in our company.

  We are forwarding on this packet of information to you primarily for two reasons. First, we want all prospective investors to better understand our corporate strategy, business plan and vision for the future. I encourage you to read the enclosed prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning our company, the conversion and the stock offering.

  Second, I invite you to consider investing in shares of our company. I want to emphasize, however, that shares of common stock are not insured or guaranteed by the bank, the government or any other agency. You are required to read the entire prospectus carefully before deciding whether or not to invest in our company. If you decide to purchase shares, please complete the enclosed blue and white stock order form and certification form and return it in the white return envelope with proper payment. We must receive all orders for stock by 12:00 noon on XXXday, October XX, 2000 at a branch of the bank or at the Stock Center located in the main office of the bank.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  Your vote is important to us, so I thank you in advance for returning the proxy card in the envelope provided.

Sincerely,


G. Thomas Bowers
President and Chief Executive Officer


The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                               P

                    [Broker Dealer Letter - FBR Letterhead]

                                                              September XX, 2000


To Whom It May Concern:


  Friedman, Billings, Ramsey & Co., Inc., or FBR, is assisting Savings Bank of the Finger Lakes in converting to a full stock holding company and selling shares of common stock to depositors, current shareholders, and the general public. FBR is a full-service investment banking, research and institutional
brokerage firm located outside of Washington, D.C.   We are a member of the
National Association of Securities Dealers, and our on-site professionals at the bank are registered representatives and are certified to sell stock.

  At the request of Savings Bank of the Finger Lakes, we are enclosing materials explaining the conversion and your opportunity to invest in shares of common stock being offered to customers, shareholders and the community. Please read the enclosed offering materials carefully. The company has asked us to forward these documents to you in view of certain requirements of the securities laws in your state. If you would like to place an order for shares of common stock, please complete the enclosed blue and white stock order form and certification form and return it in the white return envelope with proper payment. We must receive all orders for stock by 12:00 noon on XXXday, October XX, 2000 at a branch of the bank or at the Stock Center located in the main office of the bank.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.


Very truly yours,


Friedman, Billings, Ramsey & Co., Inc.


The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                               B

       (Registered Shareholder Letter- Finger Lakes Bancorp Letterhead)

                                                              September XX, 2000

Dear Shareholder:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public. Currently, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. We are taking this step because we believe it will benefit existing shareholders by providing additional capital to allow the company to grow and build the franchise. Additionally, the sale of more shares will increase the liquidity of the stock, and the fully converted charter will provide greater flexibility for the company. You will receive a letter of transmittal in the near future that will allow you to exchange your current shares for new shares. As detailed in the prospectus, you will retain essentially the same percentage ownership in the company after the conversion as you had prior to the conversion.

  We are forwarding on this packet of information to you for several reasons. First, we want our shareholders to better understand our corporate strategy, business plan and vision for the future. I encourage you to read the enclosed prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning our company, the conversion and the stock offering.

  Second, we would like you to vote on our proposed conversion and stock offering. Enclosed is a proxy card which should be completed and returned for proper tabulation. Through the proxy card, your vote will be cast at a Special Meeting of Shareholders to be held on June 2X, 2000. The Board of Directors encourages you to vote "For" the conversion.

  Third, I invite you to consider investing in additional shares of our company. I want to emphasize, however, that shares of common stock are not insured or guaranteed by the bank, the government or any other agency. You are required to read the entire prospectus carefully before deciding whether or not to invest in our company. If you decide to purchase shares, please complete the enclosed blue and white stock order form and certification form and return it in the white return envelope with proper payment. We must receive all orders for stock by 12:00 noon on XXXday, October XX, 2000 at a branch of the bank or at the Stock Center located in the main office of the bank.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  I thank you in advance for voting and returning your proxy card in the envelope provided.

Sincerely,


G. Thomas Bowers
President and Chief Executive Officer


The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                               R

         (Street Holder Proxy Letter -Finger Lakes Bancorp Letterhead )

                                                              September XX, 2000

Dear Shareholder:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public. Currently, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. The shares of stock you currently own will be exchanged for new shares, and you will retain essentially the same percentage ownership in the company after the conversion as you had prior to the conversion.

  We are forwarding on this packet of information to you for primarily two reasons. First, we want our shareholders to better understand our corporate strategy, business plan and vision for the future. I encourage you to read the enclosed prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning our company, the conversion and the stock offering.

  Second, we would like you to vote on our proposed conversion and stock offering. Enclosed is a proxy card which should be completed and returned for proper tabulation. Through the proxy card, your vote will be cast at a Special Meeting of Shareholders to be held on October X, 2000. The Board of Directors encourages you to vote "For" the conversion.

  If you are interested in purchasing shares in the new offering, you must place your order through our Stock Center located at the bank only. Do not attempt to place any orders through your broker as they will not have the proper order forms and your order will not be valid. Instead, you should call the Stock Center at the number listed below.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  Your vote is important to us, so I thank you in advance for returning the proxy card in the envelope provided.

Sincerely,


G. Thomas Bowers
President and Chief Executive Officer


The shares of common stock being offered are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is neither an offer to sell nor a solicitation of an offer to buy stock. The offer is made only by the prospectus accompanied by the stock order form.

                                                                              S1

        (Street Holder Reorg Letter -Finger Lakes Bancorp Letterhead )

                                                              September XX, 2000

Dear Shareholder:

  I am pleased to be writing to you during this historic time for Savings Bank of the Finger Lakes. Our Board of Directors has adopted a Plan of Conversion that will allow us to convert to a full stock holding company and offer stock in our company to our depositors as well as to the general public.

  As you may recall, Savings Bank of the Finger Lakes converted to a mutual holding company, or MHC, in the Fall of 1994. We sold approximately one third of our stock to our depositors and the general public. Currently, we are embarking on the second-step of that process, in which we will sell the remaining majority ownership in our company to depositors, current shareholders, and, possibly, the general public. You will receive a letter of transmittal in the near future that will allow you to exchange your current shares for new shares. The shares of stock you currently own will be exchanged for new shares, and you will retain essentially the same percentage ownership in the company after the conversion as you had prior to the conversion.

  We are forwarding on this packet of information to you for primarily two reasons. First, we want our shareholders to better understand our corporate strategy, business plan and vision for the future. I encourage you to read the enclosed Prospectus for a detailed discussion of our company including information regarding our conversion and stock offering. The Question and Answer section at the beginning of the prospectus addresses many questions you may have concerning our company, the conversion and the stock offering.

  Second, I invite you to consider investing in additional shares of our company. I want to emphasize, however, that shares of common stock are not insured or guaranteed by the bank, the government or any other agency. You are required to read the entire prospectus carefully before deciding whether or not to invest in our company. If you decide to purchase shares, please complete the enclosed blue and white stock order form and certification form and return it in the white return envelope with proper payment. We must receive all orders for stock by 12:00 noon on XXXday, October XX, 2000 at a branch of the bank or at the Stock Center located in the main office of the bank.

  If you have any questions about the conversion, please call our representatives at (315) xxx-xxxx or visit the Stock Center located at the main office of the bank between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  Thank you for giving these matters your attention and timely consideration.


Sincerely,


G. Thomas Bowers
President and Chief Executive Officer

                                                                              S2

Community Meeting Investor Card (approx. 8" x 5", glossy)
---------------------------------------------------------

--------------------------------------------------------------------------------
                           Finger Lakes Bancorp LOGO
                           -------------------------

--------------------------------------------------------------------------------
    Finger Lakes Bancorp, Inc., a newly formed Delaware corporation and the proposed holding company for Savings Bank of the Finger Lakes, is selling up to 2,122,545 shares of common stock.
--------------------------------------------------------------------------------

                        You are cordially invited to a
                    Community Investor Meeting & Reception
      to learn about the bank's conversion and related offering of common stock of Finger Lakes Bancorp.

                June 12, 2000                         June 13, 2000
                  7:00 p.m.                             7:00 p.m.
         Canandaigua Inn on the Lake                   Ramada Inn
             770 S. Main Street                  2310 N. Triphammer Road
            Canandaigua, New York                   Ithaca, New York

                June 14, 2000                         June 15, 2000
                  7:00 p.m.                             7:00 p.m.
                 Ramada Inn                            Holiday Inn
             41 Lakeshore Drive                      75 North Street
              Geneva, New York                      Auburn, New York


   Please join us as G. Thomas Bowers, Chairman, President and CEO and Terry Hammond, Executive Vice President, CFO and Secretary of Savings Bank of the Finger Lakes present information and answer your questions about the bank's business focus and proposed conversion.

  Investment professionals from Friedman, Billings, Ramsey & Co., Inc. will also be presenting information regarding the bank's related offering of common stock.

                              Seating is Limited

            Please call the Stock Center to make your reservation.
                                (315) xxx-xxxx

 This invitation is neither an offer to sell nor a solicitation of an offer to buy these securities. The offer is made only by the prospectus accompanied by a stock order form. The shares of Common Stock are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency.
--------------------------------------------------------------------------------

                     -------------------------------------

                        Finger Lakes Bancorp, Inc. Logo

                     -------------------------------------


                               Community Meeting

                                September, 2000

---------------------------
 Finger Lakes Bancorp Logo
---------------------------  ---------------------------------------------------

--------------------------------------------------------------------------------
 The following presentation concerns an offering of common stock. As part of the presentation, comparisons have been made with that of other financial institutions. This information is from public sources that we believe to be the most accurate and reliable, but can make no representations or warranties as such.

 The shares of common stock being offered are not savings accounts or deposits and are not insured by the FDIC, the Bank Insurance Fund, the Savings Association Insurance Fund or any other governmental agency. This is not an offer to sell nor a solicitation of an offer to buy stock. The offer will be made only by the Prospectus accompanied by the Stock Order Form and Certification Form.

 Prospective investors are urged not to rely solely on this presentation, but to examine the Prospectus carefully.
--------------------------------------------------------------------------------

________________________________________________________________________________

---------------------------
 Finger Lakes Bancorp Logo
---------------------------  ---------------------------------------------------

                       Savings Bank of the Finger Lakes
                       --------------------------------

                                  Tom Bowers

                                 Terry Hammond



                    Friedman, Billings, Ramsey & Co., Inc.
                    --------------------------------------

                                Dave Neiswander

                                  Ryan Kelley

                                   Sam Cross

________________________________________________________________________________

---------------------------
 Finger Lakes Bancorp Logo
---------------------------  ---------------------------------------------------

 Purpose: Provide information on the conversion of Savings Bank of the Finger Lakes

           Explain the stock offering of Finger Lakes Bancorp, Inc.

 Agenda:   Overview

           Savings Bank of the Finger Lakes

           The Stock Offering

           Investment Highlights

________________________________________________________________________________

--------------------------
Finger Lakes Bancorp Logo
--------------------------



                                   Overview


                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------
                       ---------------------------------

                                 Timeline for

                                    [LOGO]
                       ---------------------------------

--------------------------------------------------------------------------------

1910                          Savings Bank chartered

Nov 1994                      Initial MHC Reorganization completed

Aug 1998                      Completed Mid-Tier Reorganization

--------------------------------------------------------------------------------



                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                      ----------------------------------

                             Timeline Continued...

                      ----------------------------------


    --------------------------------------------------------------------------
     May 2000               Board adopted Plan of Conversion

     Aug 2000               Plan filed with the OTS and SEC

     Sep 2000               OTS and SEC approved the Plan

                            Offering materials mailed

                            Offering began

     Oct 2000               Community Investor Meetings

     Oct 2000               Offering ends

                            Special Meeting of Members & Shareholders

                            Close and Trade

   ---------------------------------------------------------------------------

                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                   ----------------------------------------
                         Before the MHC Reorganization
                   ----------------------------------------


            --------------

               Members         Mutual Ownership       [LOGO]

            --------------

                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                  ------------------------------------------
                         After the MHC Reorganization
                  ------------------------------------------

                        --------------------------------
                          Finger Lakes Fincl. Corp.,
                                    M.H.C.
                        --------------------------------

                  Mutual Ownership                    Majority Ownership
                                                            66.9%

    -------------         ---------------------------     --------------

       Members             Finger Lakes Fincl. Corp.         Minority
                                                           Stockholders
    -------------         ---------------------------     --------------
                                                     Minority
                                                    Ownership
                          100% Ownership              33.1%

                            -----------------------
                              Savings Bank of the
                                 Finger Lakes
                            -----------------------


                                                                       [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                     --------------------------------------
                             After Full Conversion
                         After the Proposed Conversion

                     --------------------------------------

                         ----------------------------
                          Finger Lakes Bancorp, Inc.
                         ----------------------------

               33.1%                                     66.9%

       -------------------                    100%        --------------
        Original Minority                  Ownership           New
          Stockholders                                     Stockholders
       -------------------                                --------------

                             ---------------------
                              Savings Bank of the
                                 Finger Lakes
                             ---------------------

                                                                         [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                       --------------------------------

                          Reasons for the Conversion

                       --------------------------------


--------------------------------------------------------------------------------
  . Raise additional capital

          . Expand franchise

          . Increase and diversify balance sheet

  . Enhances corporate structure

          . Participate in mergers and acquisitions

  . Increased liquidity
--------------------------------------------------------------------------------

                                                                          [LOGO]

----------------------------
  Finger Lakes Bancorp Logo
----------------------------

                            ----------------------

                               Business Strategy

                            ----------------------


--------------------------------------------------------------------------------
    . Controlled growth

           . Expand market area

    . Diversify lending

           . Multi-family

           . Commercial real estate

           . Non-mortgage lending

    . Maintain our asset quality

    . Increase our fee and service income
--------------------------------------------------------------------------------

                                                                          [LOGO]

-------------------------------
  Finger Lakes Bancorp Logo
-------------------------------

                                                        Office Locations
                                                        ----------------

                                                        . Main office:
                                                          470 Exchange Street
                                                          Geneva, NY

                                                        . Pyramid Mall
                                                          Routes 5 and 20
                                                          Geneva, NY

                                                        . Seaway Plaza-Seneca
                                                          Falls
                                                          Routes 5 and 20
                                                          Seneca Falls, NY

                                                        . Commons
                                                          301 E. State Street
                                                          Ithaca, NY

                                                        . South Meadow
                                                          702 South Meadow
                                                          Street
                                                          Ithaca, NY

                                                        . Canandaigua
                                                          659 South Main Street
                                                          Canandaigua, NY

                                                        . Auburn
                                                          108 Genesee St.
                                                          Auburn, NY

                         [MAP OF FINGER LAKES REGION]

 New York State

                                                                          [LOGO]

------------------------------
  Finger Lakes Bancorp Logo
------------------------------

                          ----------------------------

                            'Growing into Our Name'

                          ----------------------------

--------------------------------------------------------------------------------
Date                                                            Deposits
Opened                   Location                           as of Jun 30 2000
------                   --------                           -----------------
1910                     Main Office                            $88 M
1973                     Pyramid Mall                           $31 M
1991                     Seaway Plaza                           $23 M
1996                     Ithica Commons                         $25 M
1997                     Ithica South Meadow                    $23 M
1998                     Canandaigua                            $19 M
2000                     Auburn                                 $8 M
--------------------------------------------------------------------------------

                                                                          [LOGO]

----------------------------
 Finger Lakes Bancorp Logo
----------------------------

                          --------------------------

                             Required Member Vote

                          --------------------------


              ----------------------------------------------------
               We must receive a majority vote of the depositors as of September 15, 2000 in order to proceed with the conversion.

              Please vote, sign and return all of your proxy cards
                                    TODAY!
              ----------------------------------------------------

                 The Board of Directors recommends that you vote
                             "For" the conversion.

                                                                          [LOGO]

---------------------------
 Finger Lakes Bancorp Logo
---------------------------

                         -----------------------------

                           Required Shareholder Vote

                         -----------------------------

--------------------------------------------------------------------------------
               We must receive a majority of the votes cast by
              shareholders of Finger Lakes Financial not held by
                       Finger Lakes Financial Corp., MHC

                                      and

            We must receive at least two-thirds of the outstanding
           shares eligible to vote including shares held by Finger
                          Lakes Financial Corp., MHC

--------------------------------------------------------------------------------

                The Board of Directors recommends that you vote
                             "For" the conversion.

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                              Savings Bank of the

                                 Finger Lakes

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                           -----------------------
                                 Total Assets
                           -----------------------

                                    [GRAPH]

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            ----------------------
                                Total Deposits
                            ----------------------

                                    [GRAPH]

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            ----------------------
                                  NPAs/Assets
                            ----------------------

                              As of June 30, 2000

                                    [GRAPH]

*Averages from The SNL Quarterly Thrift Digest, June 2000, March 31, 2000 data.

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            ------------------------
                               Asset Composition
                            ------------------------
                              As of June 30, 2000

                                 [PIE CHART]

   -------------------------------------------------------------------------
     [_]  Cash and Equivalents          [_]  Securities Available for Sale

     [_]  Investments Held to Maturity  [_]  Loans, Net

     [_]  Other
   -------------------------------------------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            ----------------------
                               Loan Composition
                            ----------------------
                             As of June 30, 2000

                                  [PIE CHART]

    ---------------------------------------------------------------------------
     [_]  1-4 Family                       [_]  Multi-family and commercial RE
     [_]  Construction                     [_]  Commercial Bus.
     [_]  Home Equity and Prop. Equip.     [_]  Mobile Home
     [_]  Consumer
    ---------------------------------------------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            -----------------------
                              Deposit Composition
                            -----------------------
                              As of June 30, 2000

                                  [PIE CHART]

    ------------------------------------------------------------------------
                 [_]  CD's
                 [_]  Savings
                 [_]  Money Market
                 [_]  Demand deposits and NOW accounts
    ------------------------------------------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            -----------------------
                                  Net Income
                            -----------------------

                                  [BAR CHART]

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                            --------------------------
                               Non-Interest Income
                            --------------------------

                                  [BAR CHART]

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                           -------------------------
                             Strong Capitalization
                           -------------------------

                                  [BAR CHART]


   ---------------------------------------------------------------------------
     [_] Requirement    [_] Current Capital    [_] Capital after Conversion*
   ---------------------------------------------------------------------------

* Capital after Conversion assumes issuance of 2,380,000 shares, the minimum of the Offering Range.

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                              The Stock Offering

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                             ---------------------
                               Offering Overview
                             ---------------------
     ------------------------------------------------------------------------

      Total Shares Offered:           Between 1,593,259 and 2,478,932 shares

      Exchange Shares:                Between 786,741 and 1,224,068

      Price of Shares:                $7.00 per share

      How to Order:                   Complete stock order form

      Offering Deadline:              12:00 noon on October XX, 2000

      Ticker Symbol:                  "FLBC"
     ------------------------------------------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                           ------------------------
                             Purchase Limitations
                           ------------------------

         --------------------------------------------------------------
          Minimum Purchase:        25 shares ($175.00)

          Individual Limitations:  .May purchase up to 5% of the
                                   total shares offered (93,724 at the
                                   midpoint of the offering range)

          Individual Limitations:  .May not own more than 5% of
            For Current            total outstanding shares including
            Shareholders           exchange shares received (140,000
                                   shares at the midpoint of the
                                   offering range)
         --------------------------------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                        ------------------------------
                          Group Purchase Limitations
                        ------------------------------

               -----------------------------------------------------
                Group Limitations:   Same as individual limitations,
                                     but applied to a group

                Group Definition:    A group includes any person or
                                     persons on a single account
                                     together with associates of and
                                     persons acting in concert with
                                     such person
               -----------------------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------
                         ------------------------------------------------------
                           -------------------------
                             Independent Appraisal
                           -------------------------

                   Finger Lakes is valued by an Independent
                                   Appraiser

                                   [PICTURE]

                            Appraisal = $19,600,000

-------------------------------------------------------------------------------

-------------------------
Finger Lakes Bancorp Logo
-------------------------
                         ------------------------------------------------------

                           -------------------------
                             After Full Conversion
                             After the Conversion
                           -------------------------

                             [GRAPH APPEARS HERE]

-------------------------------------------------------------------------------

-------------------------
Finger Lakes Bancorp Logo
-------------------------
                         ------------------------------------------------------

                              ---------------------
                                   Valuation
                              ---------------------

               ------------------------------------------------
                   The new shareholders will be purchasing
                      66.9% of Finger Lakes Bancorp, Inc.

                 Valuation                         $19,612,855

                 New Shareholders                         66.9%

                 Midpoint of Offering              $13,121,000
               -------------------------------------------------

-------------------------------------------------------------------------------

-------------------------
Finger Lakes Bancorp Logo
-------------------------
                         ------------------------------------------------------

                            ----------------------
                                Offering Range
                            ----------------------

                ---------------------------------------------
                    An offering range of 15% below and 15%
                       above the Appraisal is required.

                  Minimum                       $11,153,000

                  Midpoint                      $13,121,000

                  Maximum                       $15,089,000

                  Maximum, as adjusted          $17,353,000
                ---------------------------------------------

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                           ------------------------
                                Exchange Ratio
                           ------------------------


                    The Exchange Ratio will be based upon
                           where the offering closes

                                                                             Total Shares
                             Conversion Stock                                of Common
                               to be Issued            Exchange Shares       Stock to be    Exchange
                           Amount       Percent      Amount      Percent     Outstanding     Ratio
Minimum                    1,593,259      66.9%      786,741       33.1%      2,380,000      0.6667
Midpoint                   1,874,485      66.9%      925,515       33.1%      2,800,000      0.7843
Maximum                    2,155,593      66.9%    1,064,407       33.1%      3,220,000      0.9020
Maximum as adj.            2,478,932      66.9%    1,224,068       33.1%      3,703,000      1.0373

                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                       ---------------------------------
                          Current Shareholder Example
                       ---------------------------------

--------------------------------------------------------------------------------

          Currently Owns                                     100 Shares

          Price/Share                                        $6 11/16

          Value of Investment                                $668.75

          Current Price/ Book Value                          121%

After Exchange
--------------
                                         Minimum       Midpoint       Maximum      Super-Max
                                         -------       --------       -------      ---------
Exchange Ratio                            0.6667         0.7843         0.9020        1.0373

New Number of Shares                          67             78             90           103

Price/Share                              $  7.00       $   7.00        $  7.00       $  7.00

Value of Investment                      $   469       $    546        $   630       $   721

PF Book Value Per Share                  $ 12.06       $  10.86        $  9.99       $  9.23

PF Price/ Book Value                          58%            64%            70%           76%
--------------------------------------------------------------------------------------------

                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                         ----------------------------
                             Preference Categories
                         ----------------------------

--------------------------------------------------------------------------------
                             Subscription Offering


I.   Eligible Depositors           Depositors with $50 or more on account as of
                                   Dec. 31, 1998

II.  ESOP

III. Supplemental Depositors       Depositors with $50 or more on account as of
                                   Jun. 30, 2000

IV.  Other Members                 Depositors with $50 or more on account as of
                                   September 15, 2000

--------------------------------------------------------------------------------

                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                        -------------------------------
                             Preference Categories
                        -------------------------------


--------------------------------------------------------------------------------

                         Public Shareholders Offering

V.   Eligible Shareholders    Owners of Finger Lakes Financial stock as of
                              September 15, 2000

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Community Offering

VI.  Local Community          Residents of Seneca, Ontario, Cayuga, Tompkins,
                              Wayne and Yates Counties, New York

VII. General Public

--------------------------------------------------------------------------------
                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------




                             Investment Highlights

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                               ----------------
                               Investment Risks
                               ----------------

   .We own property that has environmental liability

   .Increases in interest rates may cause earnings to decline and decrease the value of our mortgage-backed securities classified as available for sale

   .Our low return on equity after the stock offering may cause our common stock to decline

   .You may not be able to sell your shares when you desire, or for $7.00 or more per shares

   .Our stock price may decline

            Additional risk factors are outlined in the Prospectus.

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                               ----------------
                               Investment Risks
                               ----------------
    Remember...

                   -----------------------------------------
                   Shares of Common Stock are NOT insured or
                   Guaranteed by the Bank, the FDIC, or any
                               Government Agency
                   -----------------------------------------

                                                                          [LOGO]

-------------------------
Finger Lakes Bancorp Logo
-------------------------

                             ---------------------
                             Investment Highlights
                             ---------------------

       ---------------------
       . Comp Group Analysis
       ---------------------

                    ------------------------
                    . Recent Market Activity
                    ------------------------

                         ---------------
                         . No Commission
                         ---------------

                              -----------------
                              . Dividend Policy
                              -----------------

                                                                          [LOGO]

--------------------------
Finger Lakes Bancorp Logo
--------------------------

                 ---------------------------------
                   Index Performance since 1/1/97
                 ---------------------------------



                             [Graph Appears here]


Percent Change


             01/02/97
             03/10/97
             05/19/97
             07/28/97
             10/06/97
             12/15/97
             02/23/98
             05/04/98
             07/13/98
             09/21/98
             11/30/98
             02/08/99
             04/19/99
             06/28/99
             09/06/99
             11/15/99
             01/24/00
             05/22/00
             07/31/00

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                             ---------------------

                               Comparable Groups

                             ---------------------


                       Assuming sale of 1,874,485 shares


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        Update                                Price/Book           Price/EPS

-------------------------------
Finger Lakes Bancorp, Inc.:                    64.46%                17.50x

                            /1/
Medians for New York Thrifts   :              103.49%                14.54x

                      /1,2/
Medians for Comp Group     :                   93.43%                12.07x
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1. Medians as of May XX, 2000
2. Consists of nationwide thrifts with assets between $250 mln and $500 mln and equity to assets between 7.5% and 12.5%

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                             ----------------------

                                New York M & A

                             ----------------------

              Recent Mergers and Acquisitions in Upstate New York

                                                                                            Price/     Price/    Price/
                                                                                            T. Book     EPS       Deps.
                                                            Announce     Deal               Anncmt.   Anncmt.    Anncmt.
Buyer/ Target                                                 Date      Status                (%)       (x)        (%)
BSB Bancorp Inc./ Skaneateles Bncp                         01/25/1999  Completed            219.94    26.56x    Update
CNB Bancorp Inc./ Adirondack Finl Svcs                     01/23/1999  Completed            162.48    47.77x    Update
Hudson River Bancorp/ SFS Bancorp Inc.                     05/17/1999  Completed            128.45    13.72x    Update
Niagara Bancorp Inc./ Albion Banc Corp.                    08/30/1999  Completed            182.50    40.38x    Update
Niagara Bancorp Inc./ CNY Financial Corp.                  12/29/1999  Pending              130.03    27.57x    Update
Niagara Bancorp Inc./ Iroquois Bancorp                     03/27/2000  Pending              203.36    16.96x    Update
North Country Svgs/ Canton FS&LA                           01/15/1999  Completed                NA       NA     Update
Tompkins Trustco/ Letchworth Indepdnt                      08/02/1999  Completed                NA    23.14x    Update
TrustCo Bk Corp - NY/ Landmark Finl Corp.                  02/21/2000  Pending              165.75       NM     Update

                       Update                                                            Average  170.36    28.01x    #DIV/0!
                                                                                   Median   165.75    26.56x    #NUM!

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                             --------------------

                                Dividend Policy

                             --------------------

                ----------------------------------------------
                  Finger Lakes Bancorp intends to pay a cash
                  dividend commencing with the first quarter
                           following the conversion
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                             ---------------------

                                No Commissions

                             ---------------------

              ------------------------------------------------
                  When purchasing shares in the conversion,

                         you will pay NO commissions.

                    The purchase price per share is $7.00.
              ------------------------------------------------

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                           ------------------------

                              How to Order Stock

                           ------------------------

--------------------------------------------------------------------------------
  . Complete the Stock Order Form

  . Sign the Stock Order Form

  . Sign the Certification Form

  . Include payment

      1. Check (payable to Finger Lakes Bancorp, Inc.)

      2. Withdrawal (indicate on the Stock Order Form)

      3. IRA (coordinate with Stock Center ASAP)
                                           ----
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                              --------------------

                                Offering Deadline

                              --------------------

                ---------------------------------------------
                        All Stock Order Forms MUST be

                   returned to the Stock Center or a branch

                   of the bank by 12:00 noon, Eastern time,

                             on September XX, 2000
                ---------------------------------------------

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                               --------------------

                                  Questions?

                               --------------------

       ----------------------------------------------------------
         Please direct all conversion related questions to the Stock Center located at the main office of the bank:

                             470 Exchange Street
                            Geneva, New York 14456

                                (xxx) xxx-xxxx
       ----------------------------------------------------------

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                                   Employees

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                                Employee Do's

                             -------------------

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 . Be enthusiastic

 . Refer potential purchasers to the Stock Center

 . Ask questions of the Stock Center

 . Collect Proxies in sealed envelopes and forward to the Stock Center

 . Collect stock order forms and forward them on to your branch manager for further delivery to the Stock Center
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                             ---------------------

                                Employee Dont's

                             ---------------------

--------------------------------------------------------------------------------
 . Sell stock

 . Answer difficult questions- refer to Stock Center

 . Open mail addressed to the Stock Center

 . Deposit checks or place holds for stock purchase

 . Open proxy envelopes- forward to the Stock Center
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                            -----------------------

                              Tentative Schedule

                            -----------------------

--------------------------------------------------------------------------------
 Sep XX              Offering materials mailed

 Sep XX              Stock Center opens

 Oct XX              Community Meetings

 Oct XX              Offering expires at Noon

 Oct XX              Special Meeting of Members

                     Special Meeting of Shareholders

 Oct XX              Tentative target for closing of offering and trading
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